Prospectus Supplement	March 31, 2006

PUTNAM VARIABLE TRUST	Prospectuses dated April 30, 2005

In the section entitled “Who manages the funds?” the information with respect to Putnam VT Capital Appreciation Fund (to the extent that this prospectus offers this fund) is supplemented to reflect that the members of the U.S. Core and U.S. Small- and Mid-Cap Core Teams primarily responsible for the day-to-day management of the fund’s portfolio are now solely James Wiess (Portfolio Leader), Richard Cervone (Portfolio Member) and Joseph Joseph (Portfolio Member).

HV-5770

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